Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           1.  The Company's Quarterly Report on Form 10-Q/A Amendment No. 3 for the quarter ended December 31, 2013 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           2.  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  April 24, 2014

/s/ Paul Falco

Paul Falco

Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to CELLULAR CONCRETE TECHNOLOGIES, INC. and will be retained by CELLULAR CONCRETE TECHNOLOGIES, INC. and furnished to the Securities and Exchange Commission or its staff upon request.